                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                February 20, 2003


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

       STATE OR OTHER              COMMISSION               IRS EMPLOYER
        JURISDICTION              FILE NUMBER:             IDENTIFICATION
      OF INCORPORATION:                                        NUMBER:

          DELAWARE                   0-20766                 76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


                  ---------------------------------------------

ITEM 5.  OTHER EVENTS

         On February 20, 2003, HCC Insurance Holdings, Inc. ("HCC") announced its operating results for the Fourth Quarter and full-year ended December 31, 2002. A press release setting forth the announcement is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (b)      Exhibits.
                           --------

                           99.1 Press Release dated February 20, 2003 announcing
                  HCC's operating results for the Fourth Quarter and full-year ended December 31, 2002 and attachments thereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 20, 2003           HCC INSURANCE HOLDINGS, INC.



                                By:  /s/ Christopher L. Martin
                                   ---------------------------------------------
                                         Christopher L. Martin
                                         Executive Vice President
                                         and General Counsel

                                  EXHIBIT INDEX


Exhibits.

                         99.1 Press Release dated February 20, 2003 announcing HCC's operating results for the Fourth Quarter and full-year ended December 31, 2002 and attachments thereto.